UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2008

GEOSTAR MINERAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53051	98-0516589
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1400-Mining, Quarrying of
Nonmetallic Minerals	0001385799
(Standard Industrial	(Central Index Key)
Classification)

#15 Dovga Storona Street
Gologory Village, Zolochivskij Region
Lvivska Oblast, Ukraine 80736
(Address of principal executive offices, including zip code)

011380506081534
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On this Form 8-K current report, the registrant, Geostar Mineral Corporation, is hereinafter referred to as "we", or "Company".

Item 4.01 Change in Registrant's Certifying Accountant

(a)

Previous independent registered public accounting firm

On December 16, 2008, the Company dismissed Malone & Bailey, PC (“Malone & Bailey) as its independent registered public accounting firm, effective immediately.

Malone & Bailey reviewed the Company’s unaudited financial statements for the quarter ended July 31, 2008.

The financial statements that Malone & Bailey reviewed did not contain any adverse opinion or a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principles. At no time during the period that Malone & Bailey was the Company's certifying accountants were there any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused Malone & Bailey to make reference to the subject matter of such disagreements in connection with its report on the Company's financial statements.

The Company provided Malone & Bailey with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Malone & Bailey furnish a letter addressed to the Commission stating whether or not Malone & Bailey agrees with the statements noted above. A copy of such letters responding to that request, dated December 16, 2008, are attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

New independent registered public accounting firm

 Effective December 16, 2008, the Company engaged Jimmy C.H. Cheung & Co., Certified Public Accountants (“Cheung”) as the Company’s independent registered public accounting firm.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter from Malone & Bailey, PC to the Securities and Exchange Commission Dated on December 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2008	GEOSTAR MINERAL CORPORATION

/s/Chi Ming Yu
Chi Ming Yu
Chief Executive Officer, Chairman of the Board

MALONE
& BAILEY PC
CERTIFIED PUBLIC ACCOUNTING FIRM

December 16, 2008

U.S Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE: Geostar Mineral Corporation

We have read the statements under Item 4.01 of the Current Report on Form 8-K to be filed with the Securities and Exchange Commission on or about December 16, 2008 regarding the change of auditors. We agree with all statements pertaining to us.

We have no basis to agree or disagree with statements pertaining to the successor accountants.

Malone & Bailey, PC

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

www.malone-bailey.com | 10350 Richmond Ave., Suite 800 | Houston, TX 77042 | p. 713.343.4200
Registered Public Company Accounting Oversight Board • AICPA Center for Public Company Audit Firms • Texas Society of Certified Public Accountants
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